SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus dated April 30, 2012

Effective immediately, for the following Portfolio:

Small Company Value Portfolio in the section titled “PORTFOLIO SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for Franklin Advisory Services, LLC (“Franklin Templeton”) is supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Steven Raineri	2012	Portfolio Manager

Dated: August 10, 2012